Exhibit 99.2

Acquisition of 3Bear Energy Delek Logistics Partners April 2022

Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates,” “appears,” “projects” and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; potential for and projections of growth; distributions, including the amount and timing thereof; potential dropdown inventory and acquisition opportunities; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; expansion projects; ability to create long-term value for our unitholders; financial flexibility and borrowing capacity; distribution growth of 5% or at all; crude oil throughput; benefits of Permian Basin activity; minimum volume commitments; and targeted internal rates of return. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: the fact that a substantial majority of Delek Logistics’ contribution margin is derived from Delek US, thereby subjecting it to Delek US’ business risks; risks relating to the securities markets generally; risks and costs relating to the age and operational hazards of our assets including, without limitation, costs, penalties, regulatory or legal actions and other effects related to releases, spills and other hazards inherent in transporting and storing crude oil and intermediate and finished petroleum products; the impact of adverse market conditions affecting the utilization of Delek Logistics’ assets and business performance, including margins generated by its wholesale fuel business; uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; an inability of Delek US to grow as expected as it relates to our potential future growth opportunities, including dropdowns, and other potential benefits; the results of our investments in joint ventures; adverse changes in laws including with respect to tax and regulatory matters; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; management’s ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the ability to grow the Big Spring Gathering System; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur, or which Delek US or Delek Logistics becomes aware of, after the date hereof, except as required by applicable law or regulation. Non-GAAP Disclosures: Our management uses certain “non-GAAP” operational measures to evaluate our operating segment performance and non-GAAP financial measures to evaluate past performance and prospects for the future to supplement our GAAP financial information presented in accordance with U.S. GAAP. These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: • Earnings before interest, taxes, depreciation and amortization (“EBITDA”)—calculated as net income before net interest expense, income tax expense, depreciation and amortization expense, including amortization of customer contract intangible assets, which is included as a component of net revenues in our accompanying condensed consolidated statements of income; • Distributable cash flow—calculated as net cash flow from operating activities plus or minus changes in assets and liabilities, less maintenance capital expenditures net of reimbursements and other adjustments not expected to settle in cash. Delek Logistics believes this is a liquidity measure by which users of its financial statements can assess its ability to generate cash; and • Basic gross margin- calculated as net revenues less cost of materials and other. We believe these non-GAAP measures are useful to investors, lenders, ratings agencies and analysts to assess Delek Logistics’ operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of EBITDA, financing methods; the ability of Delek Logistics’ assets to generate sufficient cash flow to make distributions to its unitholders; Delek Logistics’ ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. Delek Logistics believes that the presentation of EBITDA, distributable cash flow; distributable cash flow coverage ratio and basic gross margin provide useful information to investors in assessing its financial condition, its results of operations and the cash flow its business is generating. EBITDA, distributable cash flow, distributable cash flow coverage ratio and basic gross margin should not be considered in isolation or as alternatives to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect net income and net cash provided by operating activities. These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. Additionally, because the non-GAAP measures referenced above may be defined differently by other partnerships in its industry, Delek Logistics’ definitions may not be comparable to similarly titled measures of other partnerships, thereby diminishing their utility. See the accompanying tables in the appendix for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. We are unable to provide a reconciliation of forward-looking estimates of EBITDA or other forward-looking non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of net income or other forward-looking GAAP measures is difficult to estimate and dependent on future events, which are uncertain or outside of our control. Accordingly, a reconciliation to the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of the projected GAAP measure could vary substantially from projected non-GAAP measure. 2

Transaction Summary 3Bear Acquisition Summary • Delek Logistics to acquire 100% membership interests in 3Bear Delaware Holding – NM, LLC (“3Bear”), a premier crude, gas and water gathering, processing and disposal business in the Northern Delaware Basin • Transaction valued at $625 million (the acquisition is expected to result in a multiple of ~6.25x 2023 EBITDA) • Transaction structured on a cash free / debt free basis • Transaction expected to be funded primarily with existing credit facilities and debt financing • Completion of transaction expected around mid-year 2022, subject to customary regulatory approvals (1) Ownership of DKL as of 12/31/2021 Public Delek US Holdings, 100% Delek Logistics GP, LLC Unitholders Inc. (the General Partner) NYSE: DK 79.8% interest (34.7 million Common limited 20.2% interest partner units)(1) (8.8 million Common Non-economic limited partner units)(1) ownership interest Delek Logistics Partners, LP NYSE: DKL (the Partnership) 100% Operating Subsidiaries 100% 3Bear Delaware Holding – NM, LLC (“3Bear”) 3

Investment Considerations

Increased Exposure to Highly Economic Delaware Basin, Third-Party Revenue; Expands Geographic and Commodity Diversification

High Quality 3-Stream Revenue	• Recently constructed asset in the most active area of the Delaware Basin (Lea and Eddy County, NM) • ~485 miles of in-ground pipeline currently • 88 MMcf/d of gas processing capacity; 140 MBbl/d of crude gathering capacity supported by 120 MBbl of storage; 200 MBbl/d salt water disposal; offers producers one-stop-shop • Substantial upside optionality through expansion of existing facilities and infrastructure
Attractive Footprint in the Heart of the Delaware	• Entry into the Delaware Basin which supports Delek's long-term growth and integration strategies • Footprint anchored by long-term, fixed fee contracts (avg. remaining contract tenor of ~10 yrs.[(1)]) supported by a diverse group of Permian focused producers with 13 active rigs on dedicated acreage [(2)] • >3,000 remaining drilling locations[(3)] on dedicated acres provides visibility for long-term cash flow
Enhances Diversification and Stability	• Significantly increases third party revenue and diversifies customer mix • Expands Permian presence from the Midland Basin to the Delaware Basin • Broadens product mix with increased exposure to natural gas and water • Long-term fixed fee contracts mitigates commodity exposure
Accretive Transaction	• Immediately accretive to Distributable Cash Flow and Coverage Ratios supporting 5% annual distribution growth • Strong Free Cash Flow generation enables a deleveraging profile near-term • Capital needs increase FY 2022 guidance by ~$10mm to approximately $80 million
ESG Initiatives	• Significant carbon capture optionality reinforces Delek's commitment to ESG initiatives • Water recycling operations reduce total freshwater consumption and use in the Permian • Multiple GHG reduction projects underway providing CO2 reduction in the near term • Additional options offer potential to improve clean energy initiatives

(1) Weighted-average by acreage.
(2) Per Enverus as of Q4 2021.
(3) Per third-party consultants.

4

DKL + 3Bear: Integrated Company with Diversity and Scale Strategically located assets with leverage to Domestic production Permian Basin Gathering Assets NM TX Cushing Nashville Knoxville AR TN OK Brentwood Little Rock Memphis Hewitt Sala Gathering System El NM Big Springs Dorado El Dorado Dallas Fort Worth Shreveport Colorado City Abilene Tyler Monroe Longview Rio State Line Waco Midland LA Terminal TX Krotz Spring East Texas Logistics System New Orleans Beaumont 6

Established Infrastructure in the Delaware Basin

Asset Overview

- 3Bear Delaware Holding - NM, LLC ("3Bear") is a premier, three-stream midstream business located in the core of Northern Delaware Basin (Lea & Eddy County, New Mexico)
- Integrated crude, gas, and water infrastructure
- Anchored by a diversified, high-quality customer base with ~350,000 dedicated acres
- Activity underpinned by producer development capital and 100% fixed-fee contracts
- Connectivity to multiple 3rd party oil, gas, and NGL downstream interconnects offering customers access to key USGC markets

Key Statistics

	Gas Gathering & Processing	Crude Gathering & Storage	Water Gathering & Disposal
Dedicated Acreage	57,600	160,160	132,480
Avg. Remaining Contract Tenor (Yr.)	11	9	9
Current Volumes 12/31	48 MMcf/d	65 MBbl/d	80 MBbl/d
System Capacity	88 MMcf/d Processing	120 Mbbl Storage	200 MBbl/d Disposal
Pipeline Capacity	150 MMcf/d	140 MBbl/d	220 MBbl/d
Miles of Pipeline	95	220	170



Eddy
NM
TX
NM
Lea
NEW MEXICO
3BEAR
PIPELINE
GAS
CRUDE
WATER
SWD
FACILITY
LIBBY COMPLEX
CRUDE
WATER

Diversified, Delaware Focused Customer Base

- Diverse customer base of investment grade, public, and private operators
- 18+ customers across the 3Bear systems
- <6% average customer concentration based 3Bear's dedicated acreage portfolio

6

Diversifying from Sponsor Through Increased Third-Party Revenue Estimated Pipeline Revenue Post-Close (2) Pipeline Revenue Before (1) 6% 35% 65% 94% Third-Party Sponsor Third-Party Sponsor Companywide Estimated Contribution Margin Post-Close (3) 40% 60% Third-Party Sponsor (1) Calculated based on 2021 Pipelines and Transportation Segment revenue from affiliate and third-party, as disclosed in our 2021 Annual Report on Form 10-K (2) Estimated based on forecasted post-close 2023 revenue. 5 (3) Estimated based on forecasted post-close 2023 contribution margin.

Investor Relations Contacts: Blake Fernandez, SVP IR/Market Intelligence 615-224-1312